SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   November 9, 2015

EMAV HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
_____________________________________________

DELAWARE	000-53492	26-3167800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1900 Main Street, Suite 300
Irvine, California 92614
(Address of Principal Executive Offices)

(949) 851-5996
(Registrant's telephone number including area code)

(Former name or former address, if changed since last report)
_____________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                          Entry into a Material Definitive Agreement.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)    Dismissal of Independent Registered Public Accounting Firm.

On November 9, 2015, EMAV Holdings, Inc. (the "Company") dismissed Hartley Moore Accountancy Corporation ("HMCPA") as its independent registered public accounting firm. It is further noted that:

(i)            HMCPA issued audited consolidated financial statements for the Company as of December 31, 2014 and 2013, and the results of its operations and its cash flows for each of the years then ended (the "Financial Statements").

(ii)            The Financial Statements were prepared assuming that the Company assuming that the Company would continue as a going concern. HMCPA noted that the Company had no revenues, had suffered recurring losses from operations, and had limited cash, and that the Company may not have adequate readily available resources to fund operations through 2015. That raised substantial doubt about the ability of the Company to continue as a going concern. The Financial Statements did not include any adjustments that might result from the outcome of this uncertainty.

(iii)            The Company's Board of Directors recommended and approved the change in its independent registered public accounting firm.

(iv)            During the fiscal years ended December 31, 2014 and 2013, and through November 9, 2015, there were no "disagreements" (as such term is defined in Item 304 of Regulation S-K) with HMCPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of HMCPA would have caused them to make reference thereto in their reports on the financial statements for such periods. In addition, during that time there were no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

(v)            On November 13, 2015, the Company provided HMCPA with its disclosures in the Current Report on Form 8-K disclosing the dismissal of HMCPA and requested in writing that HMCPA furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. HMCPA's response is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)    Engagement of New Independent Registered Public Accounting Firm.

On November 9, 2015, the Company's Board of Directors approved the engagement of dbbmckennon ("McKennon") as its independent registered public accounting firm for interim period ended September 30, 2015 and for the Company's fiscal year ended December 31, 2015. During the fiscal years ended December 31, 2014 and December 31, 2013 and the subsequent interim period through November 9, 2015, the date of engagement of McKennon, the Company did not consult with McKennon regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or, (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: 13 November 2015	EMAV HOLDINGS, INC.

By: /s/ Keith A. Rosenbaum
KEITH A. ROSENBAUM,
Chief Executive Officer